UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Eric W. Falkeis
Professionally Managed Portfolios
777 E. Wisconsin Ave, 4th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-5301
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period:  November 30, 2011

Item 1. Report to Stockholders.

STEPHENS
FUNDS®

ANNUAL
REPORT

THE POWER OF GROWTH®

SMALL CAP
GROWTH FUND

MID CAP
NOVEMBER 30, 2011	GROWTH FUND

Table of Contents

Shareholder Letter	2

Expense Example	7

Schedule of Investments	14

Statements of Assets and Liabilities	28

Statements of Operations	30

Statements of Changes in Net Assets	32

Financial Highlights	36

Notes to Financial Statements	40

Additional Information	53

Stephens Funds®

Dear Shareholder:

We are pleased to present this annual report to you.  As always, we would like to welcome our new shareholders and thank our existing shareholders for your trust in us.  The following report contains a brief discussion of equity markets, some commentary on our Funds’ performance, and an outlook for the coming year.

Market Overview

Depending on how closely you monitored equity market performance and whether or not you stayed invested throughout the year, there are a wide range of feelings and opinions you might have.  On the surface, it was a good (fiscal) year.  The S&P 500® Index was up 7.83%, and our Funds did well too.  The Stephens Small Cap Growth Fund Class A shares were up 10.15%, and the Stephens Mid Cap Growth Fund Class A shares gained 9.77% for the one year period ending November 30, 2011.

Largely based on history, investors are often told to expect – and many pension plans base their actuarial assumptions on – an 8% annual return on equities.  So from an annual perspective this looked like a “normal” year.  (As a side note, the 8% year is something of a mythical creature.  13 out of the last 17 years, the S&P 500® Index has been up or down more than 10%.  8 of the 17 years had swings of more than +/-20%.)

But if you paid attention to the daily returns, you saw quite a bit of volatility.  There were many news events that impacted the market: the tsunami in Japan, the Arab Spring, the U.S.  debt ceiling, the S&P downgrade of U.S.  debt, weak employment figures, and so on.  Perhaps the most disruptive issue was the situation in Greece.  Fears of a Greek default led to speculation of a collapse of the Euro, and sovereign debt contagion, and possible banking crisis.  In August, we saw the highest levels of volatility seen in over a decade, except for 2008.  The uncertainty and fear shook some investors out of the market.

Sentiment changed yet again, however, and the market refocused on (slightly) improving U.S.  economic data.  Stocks rallied toward the end of the year to get us back to what seemed like a year of “normal” equity performance.

Despite ending on a better note, most of the macro-level problems the market worried about in the year still exist.  Greece’s problems have not been solved, and there are daily headlines reminding us of the dire situation in Europe.  The risk of contagion is still real.  The Arab Spring has led to several regime changes in the Middle East, but it is unclear what is next.  At any moment, Israel and Iran could be at war.  And finally, here in the U.S., we have seen some economic improvement, but this has been much slower than any other recovery in recent history.

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Stephens Funds®

Stephens Small Cap Growth Fund

For the fiscal year ended November 30, 2011, the Stephens Small Cap Growth Fund Class A shares gained 10.15%, while the S&P 500® was up 7.83%.  The Fund’s benchmark, the Russell 2000 Growth® Index was up 4.68%.

As you can see from the numbers, the Fund had a very good year.  The recent market environment has favored our bias toward high quality growth companies.  We beat our benchmark across nearly every economic sector.

Although Consumer Discretionary stocks lagged the overall market, the Fund performed well in this sector.  Our holdings in various restaurants dramatically outperformed those in the benchmark.  We had success with various retailers as well, with Ulta Salon Cosmetics & Fragrance Inc.  being the biggest contributor to performance.  Our media related holdings lagged the market, but fundamentals remain strong and we believe our investment thesis is still intact.  Tempur-Pedic International Inc.  was another top performer.

Consumer Staples fared better than their more cyclical counterparts.  We added a little exposure here with a new position in Fresh Market Inc.  After a big run earlier in the year, we sold our stake in Diamond Foods Inc.  on news of possible accounting fraud.

We have been consistently overweight in Energy related holdings for quite some time, and our bet continued to pay off this year.  Despite general economic weakness, oil prices have remained elevated, and oil field activity has been robust.  Although the Fund owns several exploration and production companies, we have more exposure to energy service issues.  International activity has been strong in addition to all the U.S.  based shale activity.  Our largest position in Energy, Core Laboratories N.V., is still a favorite, although we have been opportunistically trimming our position as it is out-growing our definition of “small cap”.

Financial stocks didn’t stand out, but posted respectable performance.  Due to Russell’s index creation methodology, Financials have been a very small part of the Russell 2000 Growth.  However, in the most recent rebalancing, they chose to include Real Estate Investment Trusts (REITs).  We have no exposure to REITs, since they don’t fit our growth criteria.  In other industries within Financials, we have been overweight, in particular with debt collection companies and pawn shops.

Healthcare is the Fund’s second largest sector, and it was also a source of strength for the Fund.  Three of our top five contributors were Healthcare stocks.  Our recently added exposure to Biotechnology proved beneficial.  “Obamacare”, increased use of technology, and the drive to contain costs all drove increased demand for consulting services and best practices research provided by Advisory Board Co.

We have remained underweight in Industrials, challenged by the lack of companies with organic, secular growth.  Our positioning here neither helped nor hurt the Fund’s relative performance.

WWW.STEPHENSFUNDS.COM

Stephens Funds®

Our position in Basic Materials is similar, although our underweight position here helped our returns relative to the benchmark.  Additionally, our holdings fared much better than the rest of the group.

We reduced the Fund’s exposure to Technology stocks to be roughly in line with the benchmark, but it remained our largest sector.  It was also an area of relative outperformance.  The bulk of our success was centered around semiconductor manufacturers and semiconductor capital equipment makers.  Here, the Fund benefitted from merger and acquisition activity as both Varian Semiconductor Equipment Associates Inc.  and NetLogic Microsystems Inc.  were acquired by much larger companies.  Our holdings in software companies performed well, and we still have a bias toward companies with a software-as-a-service business model and companies involved in network security.

Stephens Mid Cap Growth Fund

For the fiscal year ended November 20, 2011, the Stephens Mid Cap Growth Fund Class A shares gained 9.77%, while the S&P 500® Index was up 7.83% and the Fund’s benchmark, the Russell Mid Cap Growth® Index was up 6.07%.

As you can see from the numbers, the Fund had a very good year.  The recent market environment has favored our bias toward high quality growth companies.  We beat our benchmark across nearly every economic sector.

Among mid-sized companies, Consumer Discretionary stocks did well, and the Fund outperformed its benchmark.  Our holdings in various restaurants dramatically outperformed those in the benchmark.  Our timing isn’t always so impeccable, but we sold our position in Netflix Inc.  in the late summer and booked some large gains before it sold off.

Consumer Staples fared much better than their more cyclical counterparts.  Monster Beverage Corp.  (formerly known as Hansen Natural Corp.) was one of the Fund’s top contributors as it continued to gain share in the energy drink market.

We have been consistently overweight in Energy related holdings for quite some time, and our bet continued to pay off this year.  Despite general economic weakness, oil prices have remained elevated, and oil field activity has been robust.  Petrohawk Energy Corp.  was acquired by BHP Billiton, and consequently it was our largest contributor to performance for the period.

Financial stocks lagged the broad market.  Our positioning here was not impactful to performance, as we have a small and inline position.  We sold our position in Green Dot Corp.  after disappointing results.

Healthcare is the Fund’s second largest sector.  Results for the Fund were mixed.  We enjoyed success with our positions in Biotechnology, Pharmaceuticals, and Healthcare IT, but some of our companies in the Life Science Tools industry suffered due to cutbacks in National Institute of Health budgets.

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Stephens Funds®

We have remained underweight in the Industrials sector, challenged by the lack of companies with organic, secular growth.  Our positioning here has been more focused on business services companies, and those outperformed.

Our position in Basic Materials is similarly small, and our positioning here neither helped nor hurt our returns relative to the benchmark.

Technology is our largest sector, and we remain significantly overweight relative to the benchmark.  Although Tech stocks posted negative returns for the Russell Mid Cap Growth, our portfolio was in positive territory.  Similar to our Small Cap Growth Fund, the bulk of our success was centered around semiconductor manufacturers and semiconductor capital equipment makers.  Our holdings in software companies performed well, and we still have a bias toward companies with a software-as-a-service business model and companies involved in network security.

Outlook

There are a couple of features of our investment philosophy that we don’t often write about, but I think are worth mentioning in light of our current environment.  The first is that we like to invest where we believe that we have an edge.  The edge oftentimes has been our ability to assess the likely outcomes of some significant matter for one of our stocks.  The edge must be relative to our competition – there are a lot of other managers and investors out there with which to compete.

It’s great when investment decisions are easy or obvious.  But, in theory, the potential returns soon become arbitraged away by a (somewhat) efficient market.

When investment decisions are difficult to make, i.e.  outcomes are hard to predict or completely unknown, it’s easy to walk away.  However, great opportunities reside where decisions are difficult.  So, another feature of our philosophy is: don’t shy away from games that are hard to play.

Which brings us to today.  These “games” are hard to play; the burning questions we have are hard to answer.  What happens to Greece? Italy? Portugal? Will there be a sovereign debt contagion? Will the Euro survive? What about energy prices? Will issues in the Middle East and the scarcity of easy oil cause crude prices to rise and dampen the economy’s recovery? Will we see more Quantitative Easing? Will the bond vigilantes come after Japan or the U.S.?

There is no playbook for this environment.  As investors, we are in uncharted territory.  Hard games indeed, but herein lies the opportunity.  Our mantra of discipline is even more important in times like these, and our dedication to finding the best growth companies has been yielding results.

We would relish a better economy and an environment without these macro-level risks, but frankly, we believe these factors and the volatility and fear they cause plays to our skill set.

We hope that you stay the course with us, look beyond the volatility, and enjoy the fact that we live in interesting times!

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Stephens Funds®

In Closing

We are very grateful for the trust you have in us.  At Stephens, we firmly believe in having our interests aligned with our clients, and each member of the portfolio management team has a significant investment in each of our Funds.  We thank you for your continued support and welcome any feedback you may have.

Your Fellow Shareholder,

Ryan Edward Crane

Past performance is no guarantee of future results.

Opinions expressed are those of Ryan Edward Crane and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Mutual fund investing involves risk.  Principal loss is possible.  Small- and Medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies.  Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.  Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods.

Investment performance reflects fee waivers in effect.  In the absence of such waivers, total return would be reduced.

The S&P 500® Index is unmanaged and commonly used to measure performance of U.S.  stocks.  The Russell 2000® Growth Index is an unmanaged index representing those Russell 2000® Index companies with higher price-to-book ratios and future projected earnings according to the Frank Russell Company.  The Russell Midcap® Growth Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 30% of the total market capitalization of the Russell 1000® Index.  One cannot invest directly in an index.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security.  Please refer to the schedule of investments within the report for a complete list of fund holdings.

This material must be preceded or accompanied by a current prospectus.

Quasar Distributors, LLC, Distributor.

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Stephens Funds®

Sector Allocation at November 30, 2011 (Unaudited)

Stephens Small Cap Growth Fund	Stephens Mid Cap Growth Fund

*  Cash equivalents and other assets less liabilities.

Sector allocations and Fund holdings are subject to change at anytime and are not a recommendation to buy or sell any security.

Expense Example For the Six Months Ended November 30, 2011 (Unaudited)

As a shareholder of the Stephens Small Cap Growth Fund and the Stephens Mid Cap Growth Fund (each a “Fund” and collectively the “Funds”), you incur two types of costs: (1) transaction costs, including sales charges or loads; and (2) ongoing costs, including investment advisory fees; distribution and/or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2011 – November 30, 2011).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses. You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  If you request that a redemption be made by wire transfer, currently, a $15.00 fee is charged by the Funds’ transfer agent.  An Individual Retirement Account (“IRA”) will be charged a $15.00 annual maintenance fee.  To the extent the Funds invest in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds.

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Stephens Funds®

Expense Example For the Six Months Ended November 30, 2011 (Unaudited), Continued

 Actual expenses of the underlying funds may vary.  These examples are not included in the example below.  The example below includes, but is not limited to, investment advisory fees, shareholder servicing fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by the Funds and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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Stephens Funds®

Expense Example For the Six Months Ended November 30, 2011 (Unaudited), Continued

Stephens Small Cap Growth Fund

			Expenses Paid
	Beginning	Ending	During the Period
	Account Value	Account Value	June 1, 2011 –
	June 1, 2011	November 30, 2011	November 30, 2011*
Class A Actual	$1,000	$889	$6.39
Class A Hypothetical (5% annual
return before expenses)	$1,000	$1,018	$6.83
Class I Actual	$1,000	$890	$5.21
Class I Hypothetical (5% annual
return before expenses)	$1,000	$1,020	$5.57

Stephens Mid Cap Growth Fund

			Expenses Paid
	Beginning	Ending	During the Period
	Account Value	Account Value	June 1, 2011 –
	June 1, 2011	November 30, 2011	November 30, 2011**
Class A Actual	$1,000	$944	$7.31
Class A Hypothetical (5% annual
return before expenses)	$1,000	$1,018	$7.59
Class I Actual	$1,000	$945	$6.10
Class I Hypothetical (5% annual
return before expenses)	$1,000	$1,019	$6.33

*
Expenses are equal to the Stephens Small Growth Cap Fund’s expense ratio for the most recent six-month period of 1.35% (reflecting fee waivers in effect) for Class A shares and 1.10% (reflecting fee waivers in effect) for Class I shares, multiplied by the average account value over the period multiplied by 183/365 (to reflect the one-half year period).

**
Expenses are equal to the Stephens Mid Cap Growth Fund’s expense ratio for the most recent six-month period of 1.50% (reflecting fee waivers in effect) for Class A shares and 1.25% (reflecting fee waivers in effect) for Class I shares, multiplied by the average account value over the period multiplied by 183/365 (to reflect the one-half year period).

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Stephens Small Cap Growth Fund

Stephens Small Cap Growth Fund – Class A
Value of $10,000 vs Russell 2000® Growth Index and S&P 500® Index (Unaudited)

Average Annual Total Returns				Since Inception
Year Ended November 30, 2011	1 Year	3 Year	5 Year	(12/1/2005)

Class A	10.15%	22.94%	3.98%	4.23%
Class A (with sales charge)	4.41%	20.76%	2.87%	3.31%

Russell 2000® Growth Index	4.70%	21.21%	2.08%	3.57%
S&P 500® Index	7.83%	14.13%	-0.18%	1.89%

This chart illustrates the performance of a hypothetical $10,000 investment made on December 1, 2005, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for the Fund and indices.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-866-735-7464.

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Stephens Small Cap Growth Fund

Stephens Small Cap Growth Fund – Class I
Value of $1,000,000 vs Russell 2000® Growth Index and S&P 500® Index (Unaudited)

Average Annual Total Returns				Since Inception
Year Ended November 30, 2011	1 Year	3 Year	5 Year	(8/31/2006)

Class I	10.49%	23.31%	4.24%	5.57%

Russell 2000® Growth Index	4.70%	21.21%	2.08%	3.81%
S&P 500® Index	7.83%	14.13%	-0.18%	1.30%

This chart illustrates the performance of a hypothetical $10,000 investment made on August 31, 2006, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for the Fund and indices.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-866-735-7464.

WWW.STEPHENSFUNDS.COM

Stephens Mid Cap Growth Fund

Stephens Mid Cap Growth Fund – Class A
Value of $10,000 vs Russell Midcap® Growth Index and S&P 500® Index (Unaudited)

Average Annual Total Returns				Since Inception
Year Ended November 30, 2011	1 Year	3 Year	5 Year	(2/1/2006)

Class A	9.77%	23.70%	4.75%	3.70%
Class A (with sales charge)	4.04%	21.51%	3.63%	2.75%

Russell Midcap® Growth Index	6.07%	24.16%	2.56%	3.09%
S&P 500® Index	7.83%	14.13%	-0.18%	1.66%

This chart illustrates the performance of a hypothetical $10,000 investment made on February 1, 2006, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for the Fund and indices.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-866-735-7464.

WWW.STEPHENSFUNDS.COM

Stephens Mid Cap Growth Fund

Stephens Mid Cap Growth Fund – Class I
Value of $1,000,000 vs Russell Midcap® Growth Index and S&P 500® Index (Unaudited)

Average Annual Total Returns				Since Inception
Year Ended November 30, 2011	1 Year	3 Year	5 Year	(8/31/2006)

Class I	10.05%	24.00%	5.01%	6.17%

Russell Midcap® Growth Index	6.07%	24.16%	2.56%	4.39%
S&P 500® Index	7.83%	14.13%	-0.18%	1.30%

This chart illustrates the performance of a hypothetical $10,000 investment made on August 31, 2006 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for the Fund and indices.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-866-735-7464.

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Stephens Small Cap Growth Fund

Schedule of Investments at November 30, 2011

Shares		Value

	COMMON STOCKS - 98.5%

	Aerospace & Defense - 0.5%
17,900	Ceradyne, Inc.*	$532,346

	Auto Components - 1.3%
41,400	LKQ Corp.*	1,263,942

	Biotechnology - 2.9%
13,800	BioMarin Pharmaceutical, Inc.*	477,756
32,000	Cepheid, Inc.*	1,097,600
17,000	Cubist Pharmaceuticals, Inc.*	655,690
31,400	Myriad Genetics, Inc.*	667,250
		2,898,296
	Capital Markets - 1.1%
18,700	Piper Jaffray Companies*	387,090
20,650	Stifel Financial Corp.*	654,605
		1,041,695
	Commercial Banks - 1.4%
35,900	East West Bancorp, Inc.	702,563
15,000	SVB Financial Group*	705,600
		1,408,163
	Commercial Services & Supplies - 7.5%
25,249	Advisory Board Co.*	1,827,523
12,300	Clean Harbors, Inc.*	737,631
21,135	CoStar Group, Inc.*	1,406,323
52,900	Darling International, Inc.*	760,173
14,100	FTI Consulting, Inc.*	604,749
22,600	Portfolio Recovery Associates, Inc.*	1,567,762
23,500	Tetra Tech, Inc.*	526,165
		7,430,326
	Communications Equipment - 0.9%
40,200	Aruba Networks, Inc.*	848,220
	Computers & Peripherals - 1.7%
17,300	Netgear, Inc.*	657,227

The accompanying notes are an integral part of these financial statements.

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Stephens Small Cap Growth Fund

Schedule of Investments at November 30, 2011, Continued

Shares		Value

	COMMON STOCKS - 98.5%, CONTINUED

	Computers & Peripherals - 1.7%, Continued
24,700	QLogic Corp.*	$368,524
22,900	Stratasys, Inc.*	703,488
		1,729,239
	Consumer Finance - 3.5%
32,800	Cardtronics, Inc.*	891,504
46,415	EZCORP, Inc.*	1,350,212
33,800	First Cash Financial Services, Inc.*	1,226,940
		3,468,656
	Consumer Services - 0.9%
19,100	Steiner Leisure Ltd.*	897,700

	Diversified Financial Services - 1.3%
59,691	Encore Capital Group, Inc.*	1,301,264

	Electronic Equipment & Instruments - 2.9%
20,900	Cognex Corp.	745,503
9,100	Itron, Inc.*	322,413
23,367	National Instruments Corp.	614,552
26,200	OSI Systems, Inc.*	1,252,622
		2,935,090
	Energy Equipment & Services - 7.1%
14,100	Core Laboratories NV	1,636,305
12,600	Dril-Quip, Inc.*	896,238
19,300	Hornbeck Offshore Services, Inc.*	651,182
74,208	Key Energy Services, Inc.*	1,120,541
12,960	Oceaneering International, Inc.	616,377
12,600	Oil States International, Inc.*	948,150
104,000	Pioneer Drilling Co.*	1,141,920
		7,010,713
	Food & Staples Retailing - 2.2%
21,200	The Fresh Market, Inc.*	831,676

The accompanying notes are an integral part of these financial statements.

WWW.STEPHENSFUNDS.COM

Stephens Small Cap Growth Fund

Schedule of Investments at November 30, 2011, Continued

Shares		Value

	COMMON STOCKS - 98.5%, CONTINUED

	Food & Staples Retailing - 2.2%, Continued
35,940	United Natural Foods, Inc.*	$1,377,580
		2,209,256
	Food Products - 1.4%
8,200	Balchem Corp.	340,300
16,700	TreeHouse Foods, Inc.*	1,101,031
		1,441,331
	Health Care Equipment & Supplies - 4.6%
13,260	Gen-Probe, Inc.*	835,247
26,300	Neogen Corp.*	926,549
39,380	NuVasive, Inc.*	543,444
19,700	Thoratec Corp.*	599,274
34,400	Volcano Corp.*	848,648
17,000	ZOLL Medical Corp.*	782,510
		4,535,672
	Health Care Providers & Services - 4.9%
52,900	HMS Holdings Corp.*	1,604,457
27,300	ICON PLC - ADR*	464,373
27,760	IPC The Hospitalist Company, Inc.*	1,279,736
38,200	PSS World Medical, Inc.*	931,316
29,355	VCA Antech, Inc.*	577,119
		4,857,001
	Health Care Technology - 3.7%
21,502	athenahealth, Inc.*	1,277,219
50,821	Medidata Solutions, Inc.*	1,025,568
87,200	Merge Healthcare, Inc.*	471,752
15,900	SXC Health Solutions Corp.*	935,238
		3,709,777
	Hotels, Restaurants & Leisure - 3.0%
10,896	BJ’s Restaurants, Inc.*	523,880
21,500	Buffalo Wild Wings, Inc.*	1,386,320

The accompanying notes are an integral part of these financial statements.

WWW.STEPHENSFUNDS.COM

Stephens Small Cap Growth Fund

Schedule of Investments at November 30, 2011, Continued

Shares		Value

	COMMON STOCKS - 98.5%, CONTINUED

	Hotels, Restaurants & Leisure - 3.0%, Continued
7,700	Panera Bread Co. - Class A*	$1,104,026
		3,014,226
	Household Durables - 0.8%
13,800	Tempur-Pedic International, Inc.*	753,618

	Industrial Equipment - 0.6%
12,300	Polypore International, Inc.*	603,315

	Insurance - 1.0%
12,300	ProAssurance Corp.	979,203

	Internet & Catalog Retail - 1.7%
23,800	Shutterfly, Inc.*	644,504
32,226	VistaPrint Ltd.*	1,054,112
		1,698,616
	Internet Software & Services - 4.4%
40,418	comScore, Inc.*	803,106
135,200	Limelight Networks, Inc.*	416,416
17,300	Liquidity Services, Inc.*	589,238
12,600	Mercadolibre, Inc.	1,104,894
49,970	Vocus, Inc.*	1,060,363
162,800	Zix Corp.*	449,328
		4,423,345
	IT Services - 0.6%
38,800	Echo Global Logistics, Inc.*	609,936

	Life Sciences Tools & Services - 1.6%
96,400	eResearchTechnology, Inc.*	441,512
35,300	Parexel International Corp.*	707,765
7,100	Techne Corp.	479,179
		1,628,456
	Machinery - 2.0%
8,300	Lindsay Corp.	468,867
40,300	Titan International, Inc.	868,062

The accompanying notes are an integral part of these financial statements.

WWW.STEPHENSFUNDS.COM

Stephens Small Cap Growth Fund

Schedule of Investments at November 30, 2011, Continued

Shares		Value

	COMMON STOCKS - 98.5%, CONTINUED

	Machinery - 2.0%, Continued
7,300	Valmont Industries, Inc.	$621,814
		1,958,743
	Media - 4.0%
17,300	Digital Generation, Inc.*	200,680
41,856	IMAX Corp.*	812,425
178,300	Lions Gate Entertainment Corp.*	1,567,257
109,200	National CineMedia, Inc.	1,423,968
		4,004,330
	Metals & Mining - 0.2%
4,400	Molycorp, Inc.*	148,940

	Oil, Gas & Consumable Fuels - 3.9%
6,800	CARBO Ceramics, Inc.	967,776
31,700	Carrizo Oil & Gas, Inc.*	902,182
22,475	GeoResources, Inc.*	640,762
14,700	Rosetta Resources, Inc.*	798,798
40,500	Tesco Corp.*	539,865
		3,849,383
	Pharmaceuticals - 1.6%
86,100	Akorn, Inc.*	926,436
14,100	Salix Pharmaceuticals Ltd.*	622,374
		1,548,810
	Professional Services - 2.5%
30,300	Acacia Research Corp.*	1,055,046
20,300	Corporate Executive Board Co.	795,557
27,600	Insperity, Inc.	684,204
		2,534,807
	Road & Rail - 0.6%
41,400	Knight Transportation, Inc.	619,344

	Semiconductors & Semiconductor Equipment - 6.6%
15,600	Cavium, Inc.*	509,184
23,548	CEVA, Inc.*	678,418

The accompanying notes are an integral part of these financial statements.

WWW.STEPHENSFUNDS.COM

Stephens Small Cap Growth Fund

Schedule of Investments at November 30, 2011, Continued

Shares		Value

	COMMON STOCKS - 98.5%, CONTINUED

	Semiconductors & Semiconductor Equipment - 6.6%, Continued
23,200	Cymer, Inc.*	$1,037,504
87,300	GT Advanced Technologies, Inc.*	673,956
14,700	Hittite Microwave Corp.*	799,827
47,700	Intermolecular, Inc.*	421,191
25,909	Mellanox Technologies Ltd.*	907,074
43,230	Microsemi Corp.*	767,765
21,500	Power Integrations, Inc.	755,725
		6,550,644
	Software - 8.1%
19,100	Ansys, Inc.*	1,183,627
61,548	Aspen Technology, Inc.*	1,098,632
10,900	Concur Technologies, Inc.*	514,807
26,700	Fortinet, Inc.*	640,533
19,100	MICROS Systems, Inc.*	900,947
45,800	PROS Holdings, Inc.*	733,258
23,500	Quality Systems, Inc.	830,725
21,900	Rightnow Technologies, Inc.*	939,948
38,200	Sourcefire, Inc.*	1,265,184
		8,107,661
	Specialty Retail - 4.6%
33,818	Aarons, Inc.	888,737
15,191	Mattress Firm Holding Corp.*	335,569
63,200	Pep Boys - Manny, Moe & Jack	717,952
29,800	rue21, Inc.*	716,392
16,700	Ulta Salon, Cosmetics & Fragrance, Inc.*	1,162,821
30,529	Zumiez, Inc.*	718,348
		4,539,819
	Trading Companies & Distributors - 0.9%
12,345	MSC Industrial Direct Co., Inc. - Class A	858,348

	TOTAL COMMON STOCKS
	(Cost $79,666,774)	97,950,231

The accompanying notes are an integral part of these financial statements.

WWW.STEPHENSFUNDS.COM

Stephens Small Cap Growth Fund

Schedule of Investments at November 30, 2011, Continued

Shares		Value

	SHORT-TERM INVESTMENT - 2.0%

	Money Market Mutual Fund - 2.0%
2,036,233	Invesco Liquid Assets Portfolio - Institutional Class, 0.16%	$2,036,233

	TOTAL SHORT-TERM INVESTMENT
	(Cost $ 2,036,233)	2,036,233

	TOTAL INVESTMENTS IN SECURITIES - 100.5%
	(Cost $81,703,007)	99,986,464
	Liabilities in Excess of Other Assets - (0.5)%	(549,418)
	TOTAL NET ASSETS - 100.0%	$99,437,046

*	Non-income producing security.
ADR	American Depository Receipt
1	7-day yield as of November 30, 2011.

The accompanying notes are an integral part of these financial statements.

WWW.STEPHENSFUNDS.COM

Stephens Mid Cap Growth Fund

Schedule of Investments at November 30, 2011

Shares		Value

	COMMON STOCKS - 99.1%

	Aerospace & Defense - 2.2%
7,000	BE Aerospace, Inc.*	$272,650
2,695	Precision Castparts Corp.	444,001
		716,651
	Air Freight & Logistics - 0.3%
2,300	Expeditors International of Washington, Inc.	100,073

	Auto Components - 1.2%
13,350	LKQ Corp.*	407,575

	Beverages - 2.2%
4,487	Brown-Forman Corp. - Class B	358,107
3,900	Hansen Natural Corp.*	359,580
		717,687
	Biotechnology - 1.7%
2,350	Alexion Pharmaceuticals, Inc.*	161,351
17,600	QIAGEN NV*	262,416
3,550	United Therapeutics Corp.*	145,231
		568,998
	Capital Markets - 1.8%
4,730	Affiliated Managers Group, Inc.*	447,316
6,250	Lazard Ltd.	161,375
		608,691
	Chemicals - 1.4%
6,000	Airgas, Inc.	461,700

	Commercial Banks - 0.9%
15,400	East West Bancorp, Inc.	301,378

	Commercial Services & Supplies - 2.8%
5,600	Portfolio Recovery Associates, Inc.*	388,472
6,600	Stericycle, Inc.*	534,732
		923,204

The accompanying notes are an integral part of these financial statements.

WWW.STEPHENSFUNDS.COM

Stephens Mid Cap Growth Fund

Schedule of Investments at November 30, 2011, Continued

Shares		Value

	COMMON STOCKS - 99.1%, CONTINUED

	Communications Equipment - 2.1%
7,750	Aruba Networks, Inc.*	$163,525
3,700	F5 Networks, Inc.*	418,211
5,100	Riverbed Technology, Inc.*	132,600
		714,336
	Computers & Peripherals - 0.9%
4,900	NetApp, Inc.*	180,467
2,600	Sandisk Corp.*	128,206
		308,673
	Consumer Finance - 1.1%
12,200	EZCORP, Inc.*	354,898

	Diversified Financial Services - 1.0%
2,800	IntercontinentalExchange, Inc.*	340,816

	Electrical Equipment - 0.9%
3,700	Roper Industries, Inc.	315,203

	Electronic Equipment & Instruments - 2.8%
5,600	Dolby Laboratories, Inc.*	184,352
1,800	IPG Photonics Corp.*	68,994
4,200	Itron, Inc.*	148,806
11,855	National Instruments Corp.	311,786
5,360	Trimble Navigation Ltd.*	230,909
		944,847
	Energy Equipment & Services - 6.8%
5,600	Core Laboratories NV	649,880
4,700	Dril-Quip, Inc.*	334,311
6,400	Ensco PLC - ADR	332,608
6,730	FMC Technologies, Inc.*	352,383
9,050	Oceaneering International, Inc.	430,418
2,300	Oil States International, Inc.*	173,075
		2,272,675

The accompanying notes are an integral part of these financial statements.

WWW.STEPHENSFUNDS.COM

Stephens Mid Cap Growth Fund

Schedule of Investments at November 30, 2011, Continued

Shares		Value

	COMMON STOCKS - 99.1%, CONTINUED

	Food & Staples Retailing - 1.4%
6,600	Whole Foods Market, Inc.	$449,460

	Footwear Manufacturing - 0.5%
1,600	Deckers Outdoor Corp.*	174,320

	Health Care Equipment & Supplies - 5.5%
6,885	Gen-Probe, Inc.*	433,686
4,350	IDEXX Laboratories, Inc.*	327,077
10,400	Illumina, Inc.*	289,328
14,000	ResMed, Inc.*	364,700
3,750	Sirona Dental Systems, Inc.*	166,650
3,800	Varian Medical Systems, Inc.*	236,474
		1,817,915
	Health Care Providers & Services - 3.2%
8,940	Cerner Corp.*	545,161
4,345	Henry Schein, Inc.*	279,557
12,230	VCA Antech, Inc.*	240,442
		1,065,160
	Health Care Technology - 2.6%
18,300	Allscripts Healthcare Solutions, Inc.*	356,118
8,450	SXC Health Solutions Corp.*	497,029
		853,147
	Hotels, Restaurants & Leisure - 2.5%
900	Chipotle Mexican Grill, Inc.*	289,404
3,800	Panera Bread Co. - Class A*	544,844
		834,248
	Household Durables - 1.0%
6,350	Tempur-Pedic International, Inc.*	346,773

	Industrial Equipment - 0.4%
2,650	Polypore International, Inc.*	129,983

	Internet & Catalog Retail - 0.7%
7,000	VistaPrint Ltd.*	228,970

The accompanying notes are an integral part of these financial statements.

WWW.STEPHENSFUNDS.COM

Stephens Mid Cap Growth Fund

Schedule of Investments at November 30, 2011, Continued

Shares		Value

	COMMON STOCKS - 99.1%, CONTINUED

	Internet Software & Services - 3.3%
9,050	Akamai Technologies, Inc.*	$261,636
4,450	Mercadolibre, Inc.	390,220
13,450	VeriSign, Inc.	451,651
		1,103,507
	IT Services - 5.1%
4,100	Alliance Data Systems Corp.*	419,881
3,560	Cognizant Technology Solutions Corp. - Class A*	239,766
8,705	Global Payments, Inc.	385,022
14,395	Iron Mountain, Inc.	437,176
3,800	Teradata Corp.*	206,074
		1,687,919
	Life Sciences Tools & Services - 2.1%
6,380	Covance, Inc.*	292,906
6,500	Life Technologies Corp.*	251,745
2,000	Waters Corp.*	160,000
		704,651
	Machinery - 1.7%
4,100	Pall Corp.	223,409
3,850	Valmont Industries, Inc.	327,943
		551,352
	Media - 2.5%
13,850	Cinemark Holdings, Inc.	271,322
10,050	Discovery Communications, Inc.*	380,292
8,827	IMAX Corp.*	171,332
		822,946
	Medical Devices - 1.2%
905	Intuitive Surgical, Inc.*	392,960

	Metals & Mining - 0.3%
2,800	Molycorp, Inc.*	94,780

The accompanying notes are an integral part of these financial statements.

WWW.STEPHENSFUNDS.COM

Stephens Mid Cap Growth Fund

Schedule of Investments at November 30, 2011, Continued

Shares		Value

	COMMON STOCKS - 99.1%, CONTINUED

	Multiline Retail - 1.0%
5,400	Family Dollar Stores, Inc.	$320,868

	Oil, Gas & Consumable Fuels - 4.5%
1,500	CARBO Ceramics, Inc.	213,480
7,530	Newfield Exploration Co.*	344,874
4,100	Range Resources Corp.	294,011
5,860	Southwestern Energy Co.*	222,973
6,750	Whiting Petroleum Corp.*	313,942
2,900	World Fuel Services Corp.	124,323
		1,513,603
	Pharmaceuticals - 0.9%
2,905	Shire PLC - ADR	294,335

	Professional Services - 2.5%
4,600	IHS, Inc.*	406,548
10,800	Verisk Analytics, Inc. - Class A*	424,224
		830,772
	Road & Rail - 0.9%
6,600	J.B. Hunt Transport Services, Inc.	301,752

	Semiconductors & Semiconductor Equipment - 4.9%
12,565	ARM Holdings PLC - ADR	355,213
10,911	ASML Holding NV - ADR	431,312
27,900	Atmel Corp.*	247,473
6,500	Cree, Inc.*	161,720
12,230	Microchip Technology, Inc.	426,949
		1,622,667
	Software - 8.9%
22,420	Activision Blizzard, Inc.	278,456
5,100	Ansys, Inc.*	316,047
3,100	Check Point Software Technologies Ltd.*	171,554
3,800	FactSet Research Systems, Inc.	354,274
11,950	Fortinet, Inc.*	286,681

The accompanying notes are an integral part of these financial statements.

WWW.STEPHENSFUNDS.COM

Stephens Mid Cap Growth Fund

Schedule of Investments at November 30, 2011, Continued

Shares		Value

	COMMON STOCKS - 99.1%, CONTINUED

	Software - 8.9%, Continued
6,100	MICROS Systems, Inc.*	$287,737
15,050	Nuance Communications, Inc.*	369,929
11,190	Red Hat, Inc.*	560,395
2,805	Salesforce.com, Inc.*	332,168
		2,957,241
	Software Publishers - 0.5%
7,350	Electronic Arts, Inc.*	170,447

	Specialty Retail - 8.9%
13,350	CarMax, Inc.*	383,946
2,900	Lululemon Athletica, Inc.*	144,130
5,350	O’Reilly Automotive, Inc.*	413,234
5,150	Ross Stores, Inc.	458,813
6,000	The TJX Companies, Inc.	370,200
4,350	Tractor Supply Co.	314,201
5,500	Ulta Salon, Cosmetics & Fragrance, Inc.*	382,965
2,700	Under Armour, Inc.*	219,591
10,600	Urban Outfitters, Inc.*	285,988
		2,973,068
	Trading Companies & Distributors - 2.0%
5,610	Fastenal Co.	233,657
5,980	MSC Industrial Direct Co., Inc. - Class A	415,789
		649,446
	TOTAL COMMON STOCKS
	(Cost $28,583,605)	32,949,695

The accompanying notes are an integral part of these financial statements.

WWW.STEPHENSFUNDS.COM

Stephens Mid Cap Growth Fund

Schedule of Investments at November 30, 2011, Continued

Shares		Value

	SHORT-TERM INVESTMENT - 1.5%

	Money Market Mutual Fund - 1.5%

493,108	Invesco Liquid Assets Portfolio - Institutional Class, 0.16%1	$493,108
	TOTAL SHORT-TERM INVESTMENT
	(Cost $493,108)	493,108
	TOTAL INVESTMENTS IN SECURITIES - 100.6%
	(Cost $29,076,713)	33,442,803
	Liabilities in Excess of Other Assets - (0.6)%	(201,382)
	TOTAL NET ASSETS - 100.0%	$33,241,421

*	Non-income producing security.
ADR	American Depository Receipt
1	7-day yield as of November 30, 2011.

The accompanying notes are an integral part of these financial statements.

WWW.STEPHENSFUNDS.COM

Stephens Funds®

Statements of Assets and Liabilities at November 30, 2011

	Stephens Small Cap	Stephens Mid Cap
	Growth Fund	Growth Fund
ASSETS
Investments in securities, at value* (Note 2)	$99,986,464	$33,442,803
Receivables:
Investment securities sold	379,985	243,886
Fund shares sold	172,539	30,858
Dividends and interest	35,521	12,952
Prepaid expenses	45,273	34,731
Total assets	100,619,782	33,765,230

LIABILITIES
Payables:
Investment securities purchased	411,444	342,024
Fund shares redeemed	618,830	106,829
Distribution fees - Class A	30,292	9,118
Investment advisory fees, net	54,038	5,634
Administration fees	15,674	6,844
Fund accounting fees	9,033	7,912
Transfer agent fees	9,071	10,859
Custody fees	3,244	2,151
Chief Compliance Officer fees	1,375	1,625
Other accrued expenses	29,735	30,813
Total liabilities	1,182,736	523,809
NET ASSETS	$99,437,046	$33,241,421

COMPONENTS OF NET ASSETS
Paid-in capital	$74,407,213	$29,633,124
Undistributed net investment income	—	3,599
Accumulated net realized gain (loss) on investments	6,746,376	(761,392)
Net unrealized appreciation on investments	18,283,457	4,366,090
Net assets	$99,437,046	$33,241,421
* Cost of investments	$81,703,007	$29,076,713

The accompanying notes are an integral part of these financial statements.

WWW.STEPHENSFUNDS.COM

Stephens Funds®

Statements of Assets and Liabilities at November 30, 2011, Continued

	Stephens Small Cap	Stephens Mid Cap
	Growth Fund	Growth Fund

Class A:
Net assets	$47,101,035	$20,033,572
Shares issued and outstanding (unlimited number
of shares authorized without par value)	3,716,580	1,620,598
Net asset value, and redemption price per share	$12.67	$12.36
Maximum offering price per share**
(net asset value per share/front-end sales charge) ($12.67/94.75%)	$13.37
($12.36/94.75%)		$13.04

Class I:
Net assets	$52,336,011	$13,207,849
Shares issued and outstanding (unlimited number
of shares authorized without par value)	3,984,274	965,069
Net asset value, offering price, and redemption price per share	$13.14	$13.69

**  On purchases of $25,000 or more the front-end sales charge is reduced.

The accompanying notes are an integral part of these financial statements.

WWW.STEPHENSFUNDS.COM

Stephens Funds®

Statements of Operations For the Year Ended November 30, 2011

	Stephens Small Cap	Stephens Mid Cap
	Growth Fund	Growth Fund
INVESTMENT INCOME
Income
Dividends (net of $2,374 and $1,699
foreign withholding tax, respectively)	$232,132	$168,711
Interest	3,586	1,167
Total investment income	235,718	169,878

EXPENSES (NOTE 3)
Investment advisory fees	725,070	232,088
Distribution fees - Class A	126,432	46,655
Administration fees	100,983	46,900
Transfer agent fees	95,088	76,051
Fund accounting fees	66,620	43,332
Registration fees	35,698	37,285
Audit fees	23,100	23,100
Custody fees	19,004	14,408
Reports to shareholders	18,542	14,058
Chief Compliance Officer fees	10,371	8,130
Miscellaneous expenses	8,070	7,481
Trustee fees	5,092	4,281
Legal fees	4,418	4,418
Insurance expense	1,496	1,387
Interest expense	129	—
Total expenses	1,240,113	559,574
Less fees waived	(50,247)	(126,106)
Net expenses	1,189,866	433,468
Net investment loss	(954,148)	(263,590)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	8,768,128	2,200,995
Change in unrealized appreciation on investments	1,838,261	194,900
Net realized and unrealized gain on investments	10,606,389	2,395,895
Net increase in net assets resulting from operations	$9,652,241	$2,132,305

The accompanying notes are an integral part of these financial statements.

WWW.STEPHENSFUNDS.COM

Stephens Funds®

(This Page Intentionally Left Blank.)

WWW.STEPHENSFUNDS.COM

Stephens Small Cap Growth Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	November 30, 2011	November 30, 2010
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment loss	$(954,148)	$(694,845)
Net realized gain on investments	8,768,128	6,532,933
Change in unrealized appreciation on investments	1,838,261	10,427,690
Net increase in net assets resulting from operations	9,652,241	16,265,778

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gain:
Class A shares	(566,882)	—
Class I shares	(501,826)	—
Total distributions to shareholders	(1,068,708)	—

CAPITAL SHARE TRANSACTIONS (NOTE 3)
Net increase (decrease) in net assets derived from
net change in outstanding shares - Class A (a)	(2,762,851)	15,705,080
Net increase (decrease) in net assets derived from
net change in outstanding shares - Class I (a)	8,536,889	(3,304,578)
Total increase in net assets
from capital share transactions	5,774,038	12,400,502
Total increase in net assets	14,357,571	28,666,280

NET ASSETS
Beginning of year	85,079,475	56,413,195
End of year	$99,437,046	$85,079,475

The accompanying notes are an integral part of these financial statements.

WWW.STEPHENSFUNDS.COM

Stephens Small Cap Growth Fund

Statements of Changes in Net Assets, Continued

(a)	Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	November 30, 2011		November 30, 2010
Class A	Shares	Value	Shares	Value
Shares sold	908,985	$11,545,821	2,483,197	$25,657,751
Shares issued in
reinvestments of distributions	42,978	530,776
Shares redeemed (b)	(1,180,663)	(14,839,448)	(965,319)	(9,952,671)
Net increase (decrease)	(228,700)	$(2,762,851)	1,517,878	$15,705,080

(b)	Net of redemption fees of $1,555 and $1,057, respectively.

	Year Ended		Year Ended
	November 30, 2011		November 30, 2010
Class I	Shares	Value	Shares	Value
Shares sold	2,352,472	$30,331,105	2,471,071	$26,677,651
Shares issued in
reinvestments of distributions	29,706	379,340
Shares redeemed	(1,654,680)	(22,173,556)	(2,881,121)	(29,982,229)
Net increase (decrease)	727,498	$8,536,889	(410,050)	$(3,304,578)

The accompanying notes are an integral part of these financial statements.

WWW.STEPHENSFUNDS.COM

Stephens Mid Cap Growth Fund

Statements of Changes in Net Assets, Continued

	Year Ended	Year Ended
	November 30, 2011	November 30, 2010
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment loss	$(263,590)	$(167,567)
Net realized gain on investments	2,200,995	135,003
Change in unrealized appreciation on investments	194,900	4,545,035
Net increase in net assets resulting from operations	2,132,305	4,512,471

CAPITAL SHARE TRANSACTIONS (NOTE 3)
Net increase in net assets derived from
net change in outstanding shares - Class A (a)	3,492,819	2,446,247
Net increase in net assets derived from
net change in outstanding shares - Class I (a)	5,415,919	1,052,374
Total increase in net assets
from capital share transactions	8,908,738	3,498,621
Total increase in net assets	11,041,043	8,011,092

NET ASSETS
Beginning of year	22,200,378	14,189,286
End of year	$33,241,421	$22,200,378
Undistributed net investment income	$3,599	$—

The accompanying notes are an integral part of these financial statements.

WWW.STEPHENSFUNDS.COM

Stephens Small Cap Growth Fund

Statements of Changes in Net Assets, Continued

(a)	Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	November 30, 2011		November 30, 2010
Class A	Shares	Value	Shares	Value
Shares sold	504,859	$6,203,574	349,835	$3,563,002
Shares redeemed (b)	(222,770)	(2,710,755)	(114,215)	(1,116,755)
Net increase	282,089	$3,492,819	235,620	$2,446,247

(b)	Net of redemption fees of $0 and $650, respectively.

	Year Ended		Year Ended
	November 30, 2011		November 30, 2010
Class I	Shares	Value	Shares	Value
Shares sold	550,898	$7,516,288	155,487	$1,661,905
Shares redeemed	(158,494)	(2,100,369)	(55,641)	(609,531)
Net increase	392,404	$5,415,919	99,846	$1,052,374

The accompanying notes are an integral part of these financial statements.

WWW.STEPHENSFUNDS.COM

Stephens Small Cap Growth Fund

Financial Highlights For a capital share outstanding throughout the periods

CLASS A

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	November 30,	November 30,	November 30,	November 30,	November 30,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$11.64	$9.09	$6.90	$12.03	$10.55

INCOME FROM INVESTMENT OPERATIONS
Net investment loss	(0.14)#	(0.11)#	(0.09)	(0.13)	(0.16)
Net realized and unrealized
gain (loss) on investments	1.32	2.66	2.28	(5.00)	1.64
Total from investment operations	1.18	2.55	2.19	(5.13)	1.48

LESS DISTRIBUTIONS
From net investment income	—	—	—	—	—
From net realized gain	(0.15)	—	—	—	—
Total distributions	(0.15)	—	—	—	—
Paid-in capital from
redemption fees (Note 2)	0.00 *	0.00 *	0.00 *	0.00 *	0.00 *
Net asset value, end of year	$12.67	$11.64	$9.09	$6.90	$12.03
Total return without sales load.	10.15%	28.05%	31.74%	(42.64%)	14.03%
Total return with sales load.	4.41%	21.38%	24.86%	(45.67%)	8.09%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (millions)	$47.1	$45.9	$22.1	$19.8	$39.0

RATIO OF EXPENSES TO AVERAGE NET ASSETS
Before fees waived and
expenses absorbed	1.40%	1.60%	1.91%	1.69%	1.68%
After fees waived and
expenses absorbed	1.35%	1.35%	1.50%	1.50%	1.50%

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS
Before fees waived and
expenses absorbed	(1.16%)	(1.33%)	(1.59%)	(1.36%)	(1.36%)
After fees waived and
expenses absorbed	(1.11%)	(1.08%)	(1.18%)	(1.17%)	(1.18%)
Portfolio turnover rate	36%	66%	35%	43%	51%

#	Calculated using the average shares outstanding method.
*	Amount less than $0.01.

The accompanying notes are an integral part of these financial statements.

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Stephens Small Cap Growth Fund

Financial Highlights For a capital share outstanding throughout the periods, Continued

CLASS I

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	November 30,	November 30,	November 30,	November 30,	November 30,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$12.03	$9.37	$7.09	$12.34	$10.80

INCOME FROM INVESTMENT OPERATIONS
Net investment loss	(0.11)#	(0.09)#	(0.06)	(0.04)	(0.01)
Net realized and unrealized
gain (loss) on investments	1.37	2.75	2.34	(5.21)	1.55
Total from investment operations	1.26	2.66	2.28	(5.25)	1.54

LESS DISTRIBUTIONS
From net investment income	—	—	—	—	—
From net realized gain	(0.15)	—	—	—	—
Total distributions	(0.15)	—	—	—	—
Paid-in capital from
redemption fees (Note 2)	—	—	—	0.00 *	—
Net asset value, end of year	$13.14	$12.03	$9.37	$7.09	$12.34
Total return	10.49%	28.39%	32.16%	(42.54%)	14.26%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (millions)	$52.3	$39.2	$34.4	$13.8	$9.1

RATIO OF EXPENSES TO AVERAGE NET ASSETS
Before fees waived and
expenses absorbed	1.15%	1.35%	1.65%	1.46%	1.43%
After fees waived and
expenses absorbed	1.10%	1.10%	1.25%	1.25%	1.25%

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS
Before fees waived and
expenses absorbed	(0.91%)	(1.09%)	(1.33%)	(1.00%)	(1.11%)
After fees waived and
expenses absorbed	(0.86%)	(0.84%)	(0.93%)	(0.79%)	(0.93%)
Portfolio turnover rate	36%	66%	35%	43%	51%

#	Calculated using the average shares outstanding method.
*	Amount less than $0.01

The accompanying notes are an integral part of these financial statements.

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Stephens Mid Cap Growth Fund

Financial Highlights For a capital share outstanding throughout the periods, Continued

CLASS A

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	November 30,	November 30,	November 30,	November 30,	November 30,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$11.26	$8.74	$6.53	$12.22	$9.80

INCOME FROM INVESTMENT OPERATIONS
Net investment loss	(0.11)#	(0.10)#	(0.07)	(0.11)	(0.10)
Net realized and unrealized
gain (loss) on investments	1.21	2.62	2.28	(5.58)	2.52
Total from investment operations	1.10	2.52	2.21	(5.69)	2.42

LESS DISTRIBUTIONS
From net investment income	—	—	—	—	—
From net realized gain	—	—	—	—	—
Total distributions	—	—	—	—	—
Paid-in capital from
redemption fees (Note 2)	—	0.00 *	0.00 *	0.00 *	0.00 *
Net asset value, end of year	$12.36	$11.26	$8.74	$6.53	$12.22
Total return without sales load.	9.77%	28.83%	33.84%	(46.56%)	24.69%
Total return with sales load.	4.04%	22.13%	26.85%	(49.38%)	18.18%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (millions)	$20.0	$15.1	$9.6	$7.7	$13.8

RATIO OF EXPENSES TO AVERAGE NET ASSETS
Before fees waived and
expenses absorbed	1.91%	2.52%	3.32%	2.42%	3.14%
After fees waived and
expenses absorbed	1.50%	1.50%	1.50%	1.50%	1.50%

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS
Before fees waived and
expenses absorbed	(1.35%)	(2.06%)	(2.75%)	(1.97%)	(2.65%)
After fees waived and
expenses absorbed	(0.94%)	(1.04%)	(0.93%)	(1.05%)	(1.01%)
Portfolio turnover rate	30%	20%	29%	32%	52%

#	Calculated using the average shares outstanding method.
*	Amount less than $0.01.

The accompanying notes are an integral part of these financial statements.

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Stephens Small Cap Growth Fund

Financial Highlights For a capital share outstanding throughout the periods, Continued

CLASS I

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	November 30,	November 30,	November 30,	November 30,	November 30,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$12.44	$9.63	$7.18	$13.39	$10.72

INCOME FROM INVESTMENT OPERATIONS
Net investment loss	(0.10)#	(0.09)#	(0.07)	(0.06)	(0.02)
Net realized and unrealized
gain (loss) on investments	1.35	2.90	2.52	(6.15)	2.69
Total from investment operations	1.25	2.81	2.45	(6.21)	2.67

LESS DISTRIBUTIONS
From net investment income	—	—	—	—	—
From net realized gain	—	—	—	—	—
Total distributions	—	—	—	—	—
Paid-in capital from
redemption fees (Note 2)	—	—	—	0.00 *	—
Net asset value, end of year	$13.69	$12.44	$9.63	$7.18	$13.39
Total return	10.05%	29.18%	34.12%	(46.38%)	24.91%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (millions)	$13.2	$7.1	$4.6	$4.0	$3.7

RATIO OF EXPENSES TO AVERAGE NET ASSETS
Before fees waived and
expenses absorbed	1.65%	2.27%	3.03%	2.19%	2.89%
After fees waived and
expenses absorbed	1.25%	1.25%	1.25%	1.25%	1.25%

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS
Before fees waived and
expenses absorbed	(1.12%)	(1.81%)	(2.46%)	(1.57%)	(2.40%)
After fees waived and
expenses absorbed	(0.72%)	(0.79%)	(0.69%)	(0.63%)	(0.76%)
Portfolio turnover rate	30%	20%	29%	32%	52%

#	Calculated using the average shares outstanding method.
*	Amount less than $0.01.

The accompanying notes are an integral part of these financial statements.

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Stephens Funds®

Notes to Financial Statements at November 30, 2011

Note 1 – Organization

The Stephens Small Cap Growth Fund and the Stephens Mid Cap Growth Fund are a series of shares of beneficial interest of the Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended  (the “1940 Act”), as an open-end investment management company. The Funds commenced operations on December 1, 2005 and February 1, 2006, respectively.

The Funds offer Class A and Class I shares.  Class A shares are sold with a front-end sales charge. Class I shares have no sales charge and are offered primarily for direct investment by investors such as pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations.  Each class of shares has equal rights as to earnings and assets except that each class bears different distribution expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Each Fund’s investment objective is to seek long-term capital appreciation.

Note 2 – Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation.  All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued using the NASDAQ Official Closing Price (“NOCP”).  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”).  NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace.  Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

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Stephens Funds®

Notes to Financial Statements at November 30, 2011, Continued

Short-term securities that have maturities of less than 60 days, at the time of purchase, are valued at cost, which when combined with accrued interest, approximates market value.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board of Trustees.  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.  At November 30, 2011, the Funds did not hold any fair valued securities.

As described above, the Funds utilize various methods to measure the fair value of most of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

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Stephens Funds®

Notes to Financial Statements at November 30, 2011, Continued

The following is a summary of the inputs used to value the Stephens Small Cap Growth Fund’s net assets as of November 30, 2011:

	Level 1	Level 2	Level 3	Total
Common Stocks^	$97,950,231	$—	$—	$97,950,231
Short-Term Investment	2,036,233	—	—	2,036,233
Total Investments in Securities	$99,986,464	$—	$—	$99,986,464

The following is a summary of the inputs used to value the Stephens Mid Cap Growth Fund’s net assets as of November 30, 2011:

	Level 1	Level 2	Level 3	Total
Common Stocks^	$32,949,695	$—	$—	$32,949,695
Short-Term Investment	493,108	—	—	493,108
Total Investments in Securities	$33,442,803	$—	$—	$33,442,803

^ See Schedule of Investments for industry breakout.

There were no significant transfers into or out of Levels 1 and 2 during the year for both Funds.

B.
Option Writing.  When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.  The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

C.
Federal Income Taxes.  Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended November 30) plus undistributed amounts, if any, from prior years.

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Stephens Funds®

Notes to Financial Statements at November 30, 2011, Continued

Net capital losses incurred after November 30 and within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year.  At November 30, 2011, the Funds had capital loss carryforwards available for federal income tax purposes as follows:

Stephens Mid Cap Growth Fund
Year of Expiration	Amount
November 30, 2017	$731,814

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2008-2010), or expected to be taken in the Funds’ 2011 tax returns.  The Funds identify their major tax jurisdictions as U.S. Federal and Massachusetts State; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

D.
Security Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a specific identification basis.  Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.  Other non-cash dividends are recognized as investment income at the fair value of property received.  Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

E.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for the Funds normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

F.
Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

G.
Share Valuation.  The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding, rounded to the nearest cent.  The Funds’ shares will not be priced on the days on which the NYSE is closed for trading.

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Stephens Funds®

Notes to Financial Statements at November 30, 2011, Continued

Class A shares are sold with a front-end sales charge of 5.25%.  Purchases greater than $25,000 into the Funds are offered at a reduced sales charge.  For Class I shares, the offering and redemption price per share for each Fund is equal to each Fund’s net asset value per share.  The Funds charge a 2.00% redemption fee on Class A shares held less than 30 days (see Note 7).  These fees are deducted from the redemption proceeds otherwise payable to the shareholder.  Both Funds will retain the fee charged as paid-in capital and such fees become part of that Fund’s daily NAV calculation.

H.
Guarantees and Indemnifications.  In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses.  The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.  However, based on experience, the Funds expect the risk of loss to be remote.

I.
Reclassification of Capital Accounts.  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net assets per value per share.  For the year ended November 30, 2011, the Stephens Small Cap Growth Fund decreased accumulated net investment loss by $954,148, decreased accumulated net realized gain on investments by $664,956 and decreased paid-in capital by $289,192.  Net assets were not affected by the change.  For the year ended November 30, 2011, the Stephens Mid Cap Growth Fund decreased accumulated net investment loss by $267,189 and decreased paid-in capital by $267,189.  Net assets were not affected by the change.

J.
Subsequent events.  In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

K.
Recent Accounting Pronouncement.  In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (”IFRS“)”.  ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS.  ASU 2011-04 will require reporting to entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy - quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in observable inputs and the interrelationships between those unobservable inputs.  In addition, ASU 2011-04 will require reporting to entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements.  The new and revised disclosures are effective for interim and annual reporting

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Stephens Funds®

Notes to Financial Statements at November 30, 2011, Continued

periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

Note 3 – Commitments and Other Related Party Transactions

Stephens Investment Management Group, LLC, (the “Advisor”) provides the Funds with investment management services under an Investment Advisory Agreement (the “Agreement”) for each Fund. Under the Agreement, the Advisor furnishes all investment advice, office space, certain administrative services, and provides most of the personnel needed by the Funds.  As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.75% based upon the average daily net assets of the Funds.  For the year ended November 30, 2011, the Stephens Small Cap Growth Fund and the Stephens Mid Cap Growth Fund incurred $725,070 and $232,088 in advisory fees, respectively.

The Advisor has contractually agreed to reduce its fees and/or pay Fund expenses in order to limit net annual operating expenses for the Stephens Small Cap Growth Fund Class A shares to 1.35% and Class I shares to 1.10%.  The Advisor has contractually agreed to reduce its fees and/or pay Fund expenses in order to limit net annual operating expenses for the Stephens Mid Cap Growth Fund Class A shares to 1.50% and Class I shares to 1.25%.  The Advisor’s contract term is indefinite and may be terminated only by the Board of Trustees. For the year ended November 30, 2011, the Advisor waived fees of $50,247, and $126,106 for the Stephens Small Cap Growth Fund and Stephens Mid Cap Growth Fund, respectively.

The Advisor is permitted to seek reimbursement from the Funds, subject to limitations for fees waived and/or Fund expenses it pays over the following three years after payment.  At November 30, 2011, the remaining unreimbursed amounts paid and/or waived by the Advisor on behalf of the Funds that may be recouped are shown in the table below.  The Advisor may recapture a portion of the unreimbursed amounts no later than the date stated.

Stephens Small Cap Growth Fund		Stephens Mid Cap Growth Fund
Year of Expiration	Amount	Year of Expiration	Amount
November 30, 2012	$173,326	November 30, 2012	$233,862
November 30, 2013	$182,906	November 30, 2013	$178,188
November 30, 2014	$50,247	November 30, 2014	$126,106
	$406,479		$538,156

Each Fund must pay current ordinary operating expenses before the Advisor is entitled to any reimbursement.  Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

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Stephens Funds®

Notes to Financial Statements at November 30, 2011, Continued

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Funds’ Administrator (the “Administrator”) and, in that capacity, performs various administrative and accounting services for the Funds.  USBFS also serves as the Funds’ fund accountant, transfer agent, dividend disbursing agent and registrar.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Funds’ expense accruals.  For the year ended November 30, 2011, the Stephens Small Cap Growth Fund and the Stephens Mid Cap Growth Fund incurred $100,983 and $46,900 in administration fees, respectively. The officers of the Trust are employees of the Administrator. The Chief Compliance Officer is also an employee of the Administrator. For the year ended November 30, 2011, the Stephens Small Cap Growth Fund and the Stephens Mid Cap Growth Fund incurred $10,371 and $8,130 in Chief Compliance Officer fees, respectively.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of each Fund’s shares.  U.S. Bank, N.A. (the “Custodian”) serves as custodian to the Funds. Both the Distributor and Custodian are affiliates of the Administrator.

The Funds have adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act with respect to the Class A shares.  The Plan provides that the Funds may pay a fee to the Distributor at an annual rate of up to 0.25% of the average daily net assets of Class A shares.  No distribution or shareholder servicing fees are paid by Class I shares.  These fees may be used by the Distributor to provide compensation for sales support distribution activities, or shareholder servicing activities.  For the year ended November 30, 2011, the Stephens Small Cap Growth Fund and Stephens Mid Cap Growth Fund incurred distribution fees of $126,432 and $46,655, respectively.  For the year ended November 30, 2011, Stephens, Inc., an affiliate of Stephens Investment Management Group, LLC, received distribution fees of $41,424 from the Stephens Small Cap Growth Fund Class A shares, and distribution fees of $22,422 from the Stephens Mid Cap Growth Fund Class A shares.  For the year ended November 30, 2011, Stephens, Inc. also received sales commissions of $66,555 from the Stephens Small Cap Growth Fund and $76,610 from the Stephens Mid Cap Growth Fund.

Note 4 – Purchases and Sales of Securities

The cost of purchases and the proceeds from sales of securities, excluding short-term securities and U.S. Government securities for the Stephens Small Cap Growth Fund for the year ended November 30, 2011, were $39,870,745 and $34,092,617, respectively and for the Stephens Mid Cap Growth Fund for the year ended November 30, 2011, were $18,354,801 and $8,954,854, respectively.

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Stephens Funds®

Notes to Financial Statements at November 30, 2011, Continued

There were no purchases or sales of long-term U.S. Government securities for the year ended November 30, 2010.

Note 5 – Distributions to Shareholders

The tax character of distributions paid during the years ended November 30, 2011 and November 30, 2010 for the Stephens Small Cap Growth Fund were as follows:

	2011	2010
Long-term capital gain	$1,068,708	$—
	$1,068,708	$—

For the year ended November 30, 2011 and year ended November 30, 2010, there were no distributions by the Stephens Mid Cap Growth Fund.

As of November 30, 2011, the components of accumulated earnings/(losses) on a tax basis were as follows:

	Stephens Small Cap	Stephens Mid Cap
	Growth Fund	Growth Fund
Cost of investments(a)	$82,685,132	$29,102,692
Gross unrealized appreciation	23,389,499	6,756,726
Gross unrealized depreciation	(6,088,167)	(2,416,615)
Net tax unrealized appreciation	17,301,332	4,340,111
Undistributed ordinary income	—	—
Undistributed long-term capital gain	7,728,501	—
Total distributable earnings	7,728,501	—
Other accumulated losses	—	(731,814)
Total accumulated gains	$25,029,833	$3,608,297

(a)	The difference between the cost basis of investments for federal income purposes from their cost for financial reporting purposes was primarily due to wash sales deferred for income tax purposes.

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Stephens Funds®

Notes to Financial Statements at November 30, 2011, Continued

Note 6 – Credit Facility

U.S. Bank, N.A. (the “Bank”) has made available to the Funds a credit facility to be used for temporary or extraordinary purposes.  During the year ended November 30, 2011 the Stephens Mid Cap Growth Fund did not draw on the line of credit and there was no loan payable balance for the Fund at November 30, 2011.  For the year ended November 30, 2011, the Stephens Small Cap Growth Fund utilized the credit facility with an average interest rate on the outstanding balance of 3.25% (prime rate), and incurred $129 in interest fees.  During the year ended November 30, 2011, the average outstanding balance for the Stephens Small Cap Growth Fund was $286,000.  The maximum amounts available for the Stephens Mid Cap Growth Fund and the Stephens Small Cap Growth Fund were $3,000,000 and $8,000,000, respectively.  Prior to July 1, 2011, Stephens Mid Cap Growth Fund had a maximum amount available of $1,500,000.

Note 7 – Reorganization

Pursuant to the Supplement dated November 28, 2011 to the Prospectus dated March 31, 2011, the Board of Trustees of Professionally Managed Portfolios has approved a plan of reorganization (the “Reorganization”) whereby the Stephens Small Cap Growth Fund and the Stephens Mid Cap Growth Fund will reorganize into the American Beacon Stephens Small Cap Growth Fund and the American Beacon Stephens Mid-Cap Growth Fund, respectively.  If shareholders of the Funds approve the Reorganization, the Reorganization will take effect on or about February 24, 2012.

In connection with the proposed Reorganization, effective November 28, 2011, each Fund’s redemption fee was suspended.  No redemption fee will be assessed on any redemptions made from the Stephens Funds going forward.

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Stephens Funds®

Report of Independent Registered Public Accounting Firm

Board of Trustees and Shareholders of
Professionally Managed Portfolios

We have audited the accompanying statements of assets and liabilities of the Stephens Small Cap Growth Fund and the Stephens Mid Cap Growth Fund, each a series of shares of Professionally Managed Portfolios (the “Trust”), including the schedules of investments as of November 30, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on the financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of November 30, 2011 by correspondence with the custodian and brokers or through other appropriate auditing procedures where replies from brokers were unable to be obtained.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the Stephens Small Cap Growth Fund and the Stephens Mid Cap Growth Fund as of November 30, 2011, the results of their operations for the year then ended, changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
January 26, 2012

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Stephens Funds®

Approval of Investment Advisory Agreements (Unaudited)

At a meeting held on August 8 and 9, 2011, the Board (which is comprised entirely of persons who are Independent Trustees as defined under the Investment Company Act) considered and approved the continuance of the Advisory Agreements for the Stephens Small Cap Growth Fund and the Stephens Mid Cap Growth Fund (the “Funds”), each a series of Professionally Managed Portfolios (the “Trust”), with Stephens Investment Management Group, LLC (the “Advisor”) for another annual term.  At this meeting and at a prior meeting held on May 18 and 19, 2011, the Board received and reviewed substantial information regarding the Funds, the Advisor and the services provided by the Advisor to the Funds under the Advisory Agreements.  In addition, the Board engaged an independent third party consulting firm to review the appropriateness of the peer group categories selected for comparison purposes.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s continuance of the Advisory Agreements:

1.
The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreements.  The Board considered the Advisor’s specific responsibilities in all aspects of day-to-day investment management of the Funds.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Funds.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, and the Advisor’s business continuity plan.  The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss various marketing and compliance topics, including the Advisor’s diligence in risk oversight.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreements and that the nature, overall quality, cost and extent of such management services are satisfactory and reliable.

2.
The Funds’ historical year-to-date performance and the overall performance of the Advisor.  In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and long-term performance of the Funds on both an absolute basis, and in comparison to its peer funds utilizing Morningstar classifications.

For the Stephens Small Cap Growth Fund, the Board noted that the Fund outperformed its peer group median for the year-to-date, one, three and five-year time periods.

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Stephens Funds®

Approval of Investment Advisory Agreements (Unaudited), Continued

For the Stephens Mid Cap Growth Fund, the Board noted that the Fund had outperformed its peer group median for the one and five-year time periods, underperformed for the year-to-date period and had the same return as the median for the three-year time period.

The Board also considered any differences of performance between similarly managed accounts and the performance of the Funds and found the differences to be reasonable.

3.
The costs of the services to be provided by the Advisor and the structure of the Advisor’s fees under the Advisory Agreements.  In considering the advisory fee and total fees and expenses of the Funds, the Board reviewed comparisons to their peer funds and separate accounts for other types of clients advised by the Advisor, as well as any expense waivers and reimbursements available for the Funds.

For the Stephens Small Cap Growth Fund, the Board noted that the Advisor had contractually agreed to an annual expense ratio for the Fund of 1.35% for the Class A shares and 1.10% for the Class I shares.  The Trustees also noted that the contractual advisory fee and net expense ratio were below its peer group median.

For the Stephens Mid Cap Growth Fund, the Board noted that the Advisor had contractually agreed to maintain an annual expense ratio for the Fund of 1.50% for the Class A shares and 1.25% for the Class I shares.  The Trustees noted that, while the Fund’s net expense ratio was above its peer group median, the contractual advisory fee was below the median.

The Board took into consideration the services the Advisor provided to its institutional and separately managed account clients comparing the fees charged for those management services to the fees charged to the Funds.  The Board found that the fees charged to Funds were generally in line with the fees charged by the Advisor to its separately managed account clients.

4.
Economies of Scale.  The Board also considered that economies of scale would be expected to be realized as the assets of the Funds grew.  The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse expenses so that the Funds do not exceed a specified expense limitation.  The Board concluded that there were no effective economies of scale to be shared with the Funds at current asset levels, but considered revisiting this issue in the future as circumstances changed and asset levels increased.

5.
The profits to be realized by the Advisor and its affiliates from their relationship with the Funds.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Funds.  The Board considered the profitability to the Advisor from its relationship with the Funds and considered any additional benefits derived by the Advisor from its relationship with the Funds, particularly benefits received in exchange for “soft dollars” and the 12b-1 fees.  After such review, the Board determined that the

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Stephens Funds®

Approval of Investment Advisory Agreements (Unaudited), Continued

profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Funds.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreements, but rather the Board based its determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisor, including the advisory fee, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreements would be in the best interests of the Funds and its shareholders.

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Stephens Funds®

Trustees and Executive Officers (Unaudited)

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund.  The Board, in turn, elects the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series.  The current trustees and officers of the Trust, their dates of birth, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations for the past five years and other directorships are set forth in the table below.

Number of
Portfolios
		Term of	Principal	in Fund
	Position	Office and	Occupation	Complex(2)	Other
Name, Address	with	Length of	During Past	Overseen	Directorships
And Age	the Trust	Time Served	Five Years	by Trustees	Held

Independent Trustees of the Trust(1)

Dorothy A. Berry	Chairman	Indefinite	President, Talon Industries, Inc.	2	Trustee,
(born 1943)	and	Term;	(administrative, management		PNC Funds, Inc.
c/o U.S. Bancorp	Trustee	Since	and business consulting);
Fund Services, LLC		May 1991.	formerly, Executive Vice
2020 E. Financial Way			President and Chief Operating
Suite 100			Officer, Integrated Asset
Glendora, CA 91741			Management (investment
adviser and manager) and
formerly, President, Value Line,
Inc. (investment advisory and
financial publishing firm).

Wallace L. Cook	Trustee	Indefinite	Investment Consultant;	2	The Dana
(born 1939)		Term;	formerly, Chief Executive		Foundation; The
c/o U.S. Bancorp		Since	Officer, Rockefeller Trust Co.,		University of
Fund Services, LLC		May 1991.	(prior thereto Senior Vice		Virginia Law
2020 E. Financial Way			President), and Managing		School
Suite 100			Director, Rockefeller & Co.		Foundation.
Glendora, CA 91741			(Investment Manager and
Financial Advisor); formerly,
Senior Vice President, Norton
Simon, Inc.

Carl A. Froebel	Trustee	Indefinite	Former owner, Golf Adventures,	2	None.
(born 1938)		Term;	LLC, (Vacation Services);
c/o U.S. Bancorp		Since	formerly, President and Founder,
Fund Services, LLC		May 1991.	National Investor Data Services,
2020 E. Financial Way			Inc. (investment related
Suite 100			computer software).
Glendora, CA 91741

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Stephens Funds®

Trustees and Executive Officers (Unaudited), Continued

Number of
Portfolios
		Term of	Principal	in Fund
	Position	Office and	Occupation	Complex(2)	Other
Name, Address	with	Length of	During Past	Overseen	Directorships
And Age	the Trust	Time Served	Five Years	by Trustees	Held

Steven J. Paggioli	Trustee	Indefinite	Consultant, since July 2001;	2	Independent
(born 1950)		Term;	formerly, Executive Vice		Trustee, The
c/o U.S. Bancorp		Since	President, Investment Company		Managers Funds,
Fund Services, LLC		May 1991.	Administration, LLC (mutual		Managers AMG
2020 E. Financial Way			fund administrator).		Funds, Aston
Suite 100					Funds; Advisory
Glendora, CA 91741					Board Member,
Sustainable
Growth Advisers,
LP; Independent
Director, Chase
Investment
Counsel; formerly
Independent
Director, Guardian
Mutual Funds.

Interested Trustee and Officers of the Trust

Eric W. Falkeis(3)	President	Indefinite	Senior Vice President and Chief	2	None.
(born 1973)		Term; Since	Financial Officer (and other
c/o U.S. Bancorp		January 2011.	positions), U.S. Bancorp Fund
Fund Services, LLC	Trustee	Indefinite	Services, LLC since 1997.
615 East Michigan St.		Term; Since
Milwaukee, WI 53202		September 2011.

Patrick J. Rudnick	Treasurer	Indefinite	Vice President, U.S. Bancorp	Not	Not
(born 1973)		Term; Since	Fund Services, LLC, since 2006;	Applicable.	Applicable.
c/o U.S. Bancorp		November	formerly, Manager,
Fund Services, LLC		2009.	PricewaterhouseCoopers LLP
615 East Michigan St.			(1999-2006).
Milwaukee, WI 53202

Elaine E. Richards	Secretary	Indefinite	Vice President and Legal	Not	Not
(born 1968)		Term; Since	Compliance Officer, U.S.	Applicable.	Applicable.
c/o U.S. Bancorp		February 2008.	Bancorp Fund Services, LLC,
Fund Services, LLC			since July 2007; formerly, Vice
2020 E. Financial Way			President and Senior Counsel,
Suite 100			Wells Fargo Funds Management,
Glendora, CA 91741			LLC (2004-2007).

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Stephens Funds®

Trustees and Executive Officers (Unaudited), Continued

Number of
Portfolios
		Term of	Principal	in Fund
	Position	Office and	Occupation	Complex(2)	Other
Name, Address	with	Length of	During Past	Overseen	Directorships
And Age	the Trust	Time Served	Five Years	by Trustees	Held

Donna Barrette	Chief	Indefinite	Vice President and Compliance	Not	Not
(born 1966)	Compliance	Term; Since	Officer, U.S. Bancorp Fund	Applicable.	Applicable.
c/o U.S. Bancorp	Officer	July 2011.	Services, LLC since August 2004.
Fund Services, LLC	Anti-Money	Indefinite
615 East Michigan St.	Laundering	Term; Since
Milwaukee, WI 53202	Officer	July 2011.
	Vice	Indefinite
	President	Term; Since
July 2011.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisors.  The term “Fund Complex” applies only to the Funds.  The Funds do not hold themselves out as related to any other series within the Trust, for purposes of investment and investor services, nor do they share the same investment advisor with any other series.

(3)
Mr. Falkeis is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Falkeis is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

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Stephens Funds®

Federal Tax Information (Unaudited)

The Stephens Small Cap Growth Fund designates 0% of the ordinary distributions paid during the year ended November 30, 2011 as qualified dividend income.

For the year ended November 30, 2011, 0% of the ordinary distributions paid by the Stephens Small Cap Growth Fund, qualify for the dividend received deduction.

Information About Proxy Voting (Unaudited)

Information regarding how the Stephens Small Cap Growth Fund and the Stephens Mid Cap Growth Fund voted proxies relating to portfolio securities during the most recent 12 months ending June 30 is available without charge, upon request, by calling (866) 735-7464. Furthermore, you can obtain the Form N-PX on the SEC’s website at www.sec.gov.

Information About the Portfolio Holdings (Unaudited)

The Stephens Small Cap Growth Fund and Stephens Mid Cap Growth Fund file their complete schedule of portfolio holdings for their first and third quarters with the SEC on Form N-Q.  The Funds also disclose their calendar quarter-end holdings on their website at www.stephensfunds.com with a 30 day lag.  Each Fund’s Form N-Q is available without charge, upon request, by calling (866) 735-7464.  Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.

Information About Householding (Unaudited)

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at (866) 735-7464 to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

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PRIVACY NOTICE

The Funds collect non-public personal information about you from the following sources:

•Information we receive about you on applications or other forms;

•Information you give us orally; and/or

•Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

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INVESTMENT ADVISOR	LEGAL COUNSEL

Stephens Investment Management Group, LLC	Paul Hastings LLP
111 Center Street	Park Avenue Tower
Little Rock, Arkansas 72201	75 E. 55th Street, Floor 15
New York, New York 10022

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	CUSTODIAN

Tait, Weller & Baker LLP	U.S. Bank, N.A.
1818 Market Street, Suite 2400	Custody Operations
Philadelphia, Pennsylvania 19103-3638	1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Stephens Funds®	Ticker	CUSIP

Stephens Small Cap Growth Fund - Class A	STSGX	742935422
Stephens Small Cap Growth Fund - Class I	STSIX	742935380

Stephens Mid Cap Growth Fund - Class A	STMGX	742935414
Stephens Mid Cap Growth Fund - Class I	SFMIX	742935372

TRANSFER AGENT, FUND ACCOUNTANT	DISTRIBUTOR
AND FUND ADMINISTRATOR
Quasar Distributors, LLC
U.S. Bancorp Fund Services, LLC	615 East Michigan Street
615 East Michigan Street	Milwaukee, Wisconsin 53202
Milwaukee, Wisconsin 53202

This report is intended for the shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Mutual fund investing involves risk. Principal loss is possible.

stephensimg.com

FOR ADDITIONAL INFORMATION CONTACT YOUR INVESTMENT ADVISOR OR
VISIT STEPHENSFUNDS.COM

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Dorothy A. Berry and Messrs. Wallace L. Cook, Carl A. Froebel and Steven J. Paggioli are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

       Stephens Small Cap Growth Fund
	FYE 11/30/2011	FYE 11/30/2010
Audit Fees	$20,700	$20,100
Audit-Related Fees	N/A	N/A
Tax Fees	$2,400	$2,300
All Other Fees	N/A	N/A

    Stephens Mid Cap Growth Fund
	FYE 11/30/2011	FYE 11/30/2010
Audit Fees	$20,700	$21,100
Audit-Related Fees	N/A	N/A
Tax Fees	$2,400	$2,300
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentages of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2011	FYE 11/30/2010
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Stephens Small Cap Growth Fund
Non-Audit Related Fees	FYE 11/30/2011	FYE 11/30/2010
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Stephens Mid Cap Growth Fund
Non-Audit Related Fees	FYE 11/30/2011	FYE 11/30/2010
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)  /s/ Eric W. Falkeis
Eric W. Falkeis, President

Date     February 6, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Eric W. Falkeis
   Eric W. Falkeis, President

Date     February 6, 2012

By (Signature and Title) /s/ Patrick J. Rudnick
   Patrick J. Rudnick, Treasurer

Date     February 3, 2012

* Print the name and title of each signing officer under his or her signature.